UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 21, 2008

Alliance Bancorp, Inc. of Pennsylvania
(Exact name of registrant as specified in its charter)

United States	001-33189	56-2637804
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

541 Lawrence Road, Broomall, Pennsylvania		19008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(610) 353-2900

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 21, 2008, Alliance Bank, the wholly owned subsidiary of Alliance Bancorp, Inc. of Pennsylvania (“Alliance Bancorp”) entered into amended and restated employment agreements with Dennis D. Cirucci, President and Chief Executive Officer of Alliance Bancorp and Alliance Bank, Peter J. Meier, Executive Vice President and Chief Financial Officer of Alliance Bancorp and Alliance Bank, and Suzanne J. Ricci, Senior Vice President and Chief Technology Officer of Alliance Bancorp and Alliance Bank.

The agreements with Messrs. Cirucci and Meier were amended to reduce the initial term of the agreements from three years to a term expiring on June 30, 2010 and to reduce the amount of the cash severance payable upon termination of employment from three times the executive’s average annual compensation, as defined in the agreements, to two times the executive’s average annual compensation.  The agreement with Ms. Ricci provides for an initial term expiring on June 30, 2009 and was amended to reduce the amount of the cash severance payable upon termination of employment following a change in control from three times the executive’s average annual compensation to one times the executive’s average annual compensation.  The terms of the agreements will be extended each year for one additional year commencing on June 30, 2009 unless either Alliance Bank or the executive gives notice at least 60 days prior to the annual anniversary of such date that the agreement shall not be extended.

The agreements were also amended in order to comply with final regulations issued by the Internal Revenue Service under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).   Section 409A of the Code governs the deferral of compensation where the director, officer or employee has a legally binding right to compensation that is payable in a future year.  Section 409A imposes new requirements with respect to deferral elections, payment events and payment elections.

For additional information, reference is made to the amended and restated agreements included as Exhibits 10.1 through 10.3, which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

The following exhibits are filed herewith.

Exhibit Number	Description
10.1	Amended and Restated Employment Agreement, dated May 21, 2008, between Alliance Bank and Dennis Cirucci

10.2	Amended and Restated Employment Agreement, dated May 21, 2008, between Alliance Bank and Peter J. Meier

10.3	Amended and Restated Employment Agreement, dated May 21, 2008, between Alliance Bank and Suzanne J. Ricci

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCE BANCORP, INC. OF PENNSYLVANIA

Date: May 23, 2008	By:	/s/Dennis D. Cirucci
Dennis D. Cirucci
President and Chief Executive Officer